UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2017

BIOSTAR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34708	20-8747899
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

No. 588 Shiji Avenue
Xiangyang City, Shaanxi Province, People’s Republic of China 712046
(Address of Principal Executive Office) (Zip Code)

86-029-33686638
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

   Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 21, 2017, Biostar Pharmaceuticals, Inc. (the “Company”) received a notification letter from Nasdaq Listing Qualifications (“Nasdaq”) advising the Company that, following Zhongyang Shang’s resignation as an independent director of the Company, the Company was not in compliance with Nasdaq’s continued listing requirements set forth in Listing Rule 5605 pertaining to the independent director membership of the Company’s Board and its Audit and Compensation Committees.

Pursuant to Listing Rules 5605(b)(1)(A), 5605(c)(4) and 5605(d)(4), the Company is extended a cure period to regain compliance with the foregoing deficiency as follows:

•	Until the earlier of the Company’s next annual shareholders’ meeting or February 5, 2018, or
•	If the next annual shareholders’ meeting is held before August 4, 2017, then the Company must evidence compliance no later than August 4, 2017 (together, the “Compliance Deadline”).

If the Company does not regain compliance by the Compliance Deadline, the Company’s securities will be subject to delisting. At that time, the Company may appeal the delisting determination to a Hearings Panel.

In its February 9, 2017 Current Report on Form 8-K, the Company disclosed Mr. Shang’s departure as a Board and Board committee member due to severe personal health issues. The Company is currently going through the process of considering suitable candidates to fill the vacancy resulting from Mr. Shang’s departure. The Company intends to complete this process in due course and by the Compliance Deadline so as to regain the Company’s compliance with the Nasdaq continued listing requirements.

Certain statements in this report that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995), include, among others, the Company’s expectations relating to regaining compliance with the Nasdaq continued listing requirements. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to materially differ from such statements. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. The Company disclaims any intention to, and undertakes no obligation to, update or revise any forward-looking statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Biostar Pharmaceuticals, Inc.

By:	/s/ Ronghua Wang
Ronghua Wang, Chief Executive Officer

Date:          February 24, 2017